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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   ---------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 29, 1998
                                                 ------------------------------

                              DIGI INTERNATIONAL INC.
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               (Exact name of Registrant as specified in its charter)


       DELAWARE                       0-17972                     41-1532464
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(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)



     11001 BREN ROAD EAST
     MINNETONKA, MINNESOTA                                      55343
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code  (612) 912-3444
                                                    ---------------------------

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Item 2.       ACQUISITION OF DISPOSITION OF INTERESTS.

              On July 29, 1998, ITK International, Inc., a Delaware corporation ("ITK"), merged (the "Merger") with and into Iroquois Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub"). Merger Sub, as the surviving corporation in the Merger, will remain a wholly owned subsidiary of the Registrant and has adopted the name "ITK International, Inc." in connection with the Merger.

              In connection with the Merger, each outstanding share of the Common Stock, par value $.001 per share, of ITK was converted into the right to receive approximately .0212 shares of the Common Stock, par value $.01 per share, of the Registrant ("Registrant Common Stock") and cash in the amount of approximately $.429; provided however, that each outstanding ITK share held by a stockholder who was not an "accredited investor" (as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and was a "U.S. person" (as defined in Rule 901(k) promulgated under the Securities Act) was converted into the right to receive approximately $.859 as its sole consideration in the Merger. The total consideration paid in the Merger consists of 576,357 shares of Registrant Common Stock and cash totaling $13,328,768.97. The Registrant also assumed options to purchase, in the aggregate, approximately 118,000 shares of Registrant Common Stock in substitution for previously outstanding options to acquire shares of the Common Stock of ITK. The Registrant will use current cash reserves to fund the cash portion of the consideration to be paid in the Merger.

              The Merger will be accounted for under the purchase method and is intended to be tax-free to the stockholders of ITK as to the Registrant Common Stock that they receive. The Registrant intends to continue ITK's business of providing open systems, remote access solutions for small- and medium-sized businesses.

              Additional information regarding the terms of the Merger is included in the Agreement and Plan of Merger and Press Release included herein as exhibits.


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              The following information follows or is attached hereto as an exhibit:

              (a)    FINANCIAL STATEMENTS OF ITK.

                     The financial statements required by this Item will be filed as soon as practicable, and in any event not later than October 12, 1998.

              (b)    PRO FORMA FINANCIAL INFORMATION OF REGISTRANT AND ITK.

                     The pro forma financial information required by this Item will be filed as soon as practicable, and in any event not later than October 12, 1998.

              (c)    EXHIBITS.

                     2. Agreement and Plan of Merger dated as of July 1, 1998 among the Registrant, Merger Sub and ITK.

                            The Registrant hereby agrees to furnish
                            supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                     99.    Press Release of the Registrant dated
                            July 29, 1998.

                                          2
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                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           DIGI INTERNATIONAL INC.



Date:  August 12, 1998                     By /s/ Jonathon E. Killmer
                                              ---------------------------------
                                              Jonathon E. Killmer
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer



                                      3
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                                    EXHIBIT INDEX
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

NO.    EXHIBIT                                                 PAGE
---    -------                                                 ----
 2     Agreement and Plan of Merger dated as of                Filed
       July 1, 1998 among the Registrant, Merger Sub           Electronically
       and ITK.


99     Press release dated July 29, 1998.                      Filed
                                                               Electronically
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